Exhibit 21

UNITED STATES CELLULAR CORPORATION

SUBSIDIARY AND AFFILIATED COMPANIES

December 31, 2005

STATE OF
INCORPORATION

U.S. CELLULAR

UNITED STATES CELLULAR CORPORATION	DELAWARE

ALLTEL NEWCO #4 LLC	DELAWARE
BANGOR CELLULAR TELEPHONE, L.P.	Partnership
CALIFORNIA RURAL SERVICE AREA #1, INC.	CALIFORNIA
CARROLL WIRELESS, LP	Partnership
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.	Partnership
CELLVEST, INC.	DELAWARE
CENTRAL CELLULAR TELEPHONES LTD	ILLINOIS
CHAMPLAIN CELLULAR, INC	NEW YORK
CHARLOTTESVILLE CELLULAR PARTNERSHIP	Partnership
COMMUNITY CELLULAR TELEPHONE COMPANY	TEXAS
CROWN POINT CELLULAR INC.	NEW YORK
DAVENPORT CELLULAR TELEPHONE COMPANY	Partnership
DAVENPORT CELLULAR TELEPHONE COMPANY, INC.	DELAWARE
DUBUQUE CELLULAR TELEPHONE, L.P.	Partnership
EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE	Partnership
FLORIDA RSA # 8 LLC	DELAWARE
GRAY BUTTE JOINT VENTURE	Partnership
GREEN BAY CELLTELCO	Partnership
HARDY CELLULAR TELEPHONE COMPANY	DELAWARE
HUMPHREY COUNTY CELLULAR, INC.	DELAWARE
INDIANA RSA # 4, INC.	DELAWARE
INDIANA RSA # 5, INC.	INDIANA
INDIANA RSA NO. 4 LIMITED PARTNERSHIP	Partnership
INDIANA RSA NO. 5 LIMITED PARTNERSHIP	Partnership
IOWA 13, INC.	DELAWARE
IOWA RSA # 12, INC.	DELAWARE
IOWA RSA # 3, INC.	DELAWARE
IOWA RSA # 9, INC.	DELAWARE
JACKSON SQUARE PCS, INC.	DELAWARE
JACKSON SQUARE WIRELESS, L.P.	Partnership
JACKSONVILLE CELLULAR PARTNERSHIP	Partnership
JACKSONVILLE CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
KANSAS # 15 LIMITED PARTNERSHIP	Partnership
KANSAS RSA # 15, INC.	DELAWARE
KENOSHA CELLULAR TELEPHONE, L.P.	Partnership
LACROSSE CELLULAR TELEPHONE COMPANY, INC.	DELAWARE
LEWISTON CELLTELCO PARTNERSHIP	Partnership
MADISON CELLULAR TELEPHONE COMPANY	Partnership
MAINE RSA # 1, INC.	MAINE
MAINE RSA # 4, INC.	MAINE
MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.	Partnership
MCDANIEL CELLULAR TELEPHONE COMPANY	DELAWARE
MINNESOTA INVCO OF RSA # 10, INC.	DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.	DELAWARE
MINNESOTA INVCO OF RSA # 8, INC.	DELAWARE
MINNESOTA INVCO OF RSA # 9, INC.	DELAWARE
N.H. #1 RURAL CELLULAR, INC.	NEW HAMPSHIRE
NEW YORK RSA 2 CELLULAR PARTNERSHIP	Partnership
NEWPORT CELLULAR, INC.	NEW YORK
NORTH CAROLINA RSA # 4, INC.	DELAWARE
NORTH CAROLINA RSA # 9, INC.	NORTH CAROLINA
NORTH CAROLINA RSA 1 PARTNERSHIP	Partnership
NORTH CAROLINA RSA NO. 6, INC.	CALIFORNIA
OREGON RSA # 2, INC.	OREGON
OREGON RSA NO. 2 LIMITED PARTNERSHIP	Partnership
PCS WISCONSIN, LLC	WISCONSIN

* 50% or more owned companies

STATE OF
INCORPORATION

RACINE CELLULAR TELEPHONE COMPANY	Partnership
ST. LAWRENCE SEAWAY RSA CELLULAR PARTNERSHIP	Partnership
TENNESSEE RSA # 3, INC.	DELAWARE
TEXAHOMA CELLULAR, LIMITED PARTNERSHIP	Partnership
TEXAS INVCO OF RSA # 6, INC.	DELAWARE
TOWNSHIP CELLULAR TELEPHONE, INC.	DELAWARE
UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN	PENNSYLVANIA
UNITED STATES CELLULAR INVESTMENT CO. OF OKLAHOMA CITY, INC.	OKLAHOMA
UNITED STATES CELLULAR INVESTMENT COMPANY	DELAWARE
UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES	INDIANA
UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.	OKLAHOMA
UNITED STATES CELLULAR OPERATING COMPANY LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF CHICAGO, LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE	TENNESSEE
UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.	WISCONSIN
UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.	NEW HAMPSHIRE
UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD	OREGON
UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA	WASHINGTON
UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), LP	Partnership
UNITED STATES CELLULAR TELEPHONE OF GREATER TULSA, L.L.C.	OKLAHOMA
USCC DISTRIBUTION CO., LLC	DELAWARE
USCC FINANCIAL L.L.C.	ILLINOIS
USCC PAYROLL CORPORATION	DELAWARE
USCC PURCHASE, LLC	DELAWARE
USCC REAL ESTATE CORPORATION	DELAWARE
USCC WIRELESS INVESTMENT, INC.	DELAWARE
USCCI CORPORATION	DELAWARE
USCIC OF AMARILLO, INC.	DELAWARE
USCIC OF FRESNO, INC.	CALIFORNIA
USCIC OF NORTH CAROLINA RSA # 1, INC.	DELAWARE
USCIC OF PENNSYLVANIA 5, INC.	DELAWARE
USCOC OF CENTRAL ILLINOIS, LLC	ILLINOIS
USCOC OF CHARLOTTESVILLE, INC.	VIRGINIA
USCOC OF CHICAGO REAL ESTATE HOLDINGS, LLC	DELAWARE
USCOC OF CUMBERLAND, INC.	MARYLAND
USCOC OF GREATER IOWA, INC	PENNSYLVANIA
USCOC OF GREATER MISSOURI, LLC	DELAWARE
USCOC OF IDAHO RSA # 5, INC	DELAWARE
USCOC OF ILLINOIS RSA # 1, LLC	ILLINOIS
USCOC OF ILLINOIS RSA # 4, LLC	ILLINOIS
USCOC OF IOWA RSA # 1, INC.	IOWA
USCOC OF IOWA RSA # 16, INC.	DELAWARE
USCOC OF JACKSONVILLE, INC.	NORTH CAROLINA
USCOC OF JACK-WIL, INC.	DELAWARE
USCOC OF NEW HAMPSHIRE RSA # 2, INC.	DELAWARE
USCOC OF NORTH CAROLINA RSA # 7, INC.	NORTH CAROLINA
USCOC OF OKLAHOMA RSA # 10, INC.	OKLAHOMA
USCOC OF OREGON RSA # 5, INC.	DELAWARE
USCOC OF PENNSYLVANIA RSA NO. 10-B2, INC.	DELAWARE
USCOC OF RICHLAND, INC.	WASHINGTON
USCOC OF ROCHESTER, INC.	DELAWARE
USCOC OF ROCKFORD, LLC	ILLINOIS
USCOC OF SOUTH CAROLINA RSA # 4, INC.	SOUTH CAROLINA
USCOC OF TEXAHOMA, INC. (FKA TEXAS #20 RURAL CELLULAR INC.)	TEXAS
USCOC OF VIRGINIA RSA # 2, INC.	VIRGINIA

STATE OF
INCORPORATION

USCOC OF VIRGINIA RSA # 3, INC.	VIRGINIA
USCOC OF WASHINGTON-4, INC.	DELAWARE
USCOC OF WILMINGTON, INC.	NORTH CAROLINA
VERMONT RSA NO. 2-B2, INC.	DELAWARE
VICTORIA CELLULAR CORPORATION	TEXAS
VIRGINIA RSA # 4, INC.	VIRGINIA
VIRGINIA RSA # 7, INC.	VIRGINIA
WASHINGTON RSA # 5, INC.	WASHINGTON
WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP	Partnership
WESTELCOM CELLULAR, INC.	NEW YORK
WESTERN SUB-RSA LIMITED PARTNERSHIP	Partnership
WILMINGTON CELLULAR PARTNERSHIP	Partnership
WILMINGTON CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
YAKIMA MSA LIMITED PARTNERSHIP	Partnership